UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

Form 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 20, 2019

Proteon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36694	20-4580525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, Waltham, MA 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 890-0102

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our”, “Company” and “Proteon” refer to Proteon Therapeutics, Inc., a Delaware corporation.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2019, the Company and George A. Eldridge, the Company’s Senior Vice President, Chief Financial Officer, Treasurer and Secretary, entered into a Separation Agreement (the “Separation Agreement”), which sets forth the terms of Mr. Eldridge’s separation from the Company effective as of the earlier of (a) the closing of the proposed merger of REM 1 Acquisition, Inc., the Company’s wholly-owned subsidiary, with and into ArTara Therapeutics, Inc. and (b) January 15, 2020. Pursuant to the Separation Agreement, subject to Mr. Eldridge agreeing to a release of claims and complying with certain other continuing obligations contained in the Separation Agreement, the Company will pay Mr. Eldridge the following severance benefits: (i) payment of his accrued and unpaid salary and benefits, (ii) the severance payment due to Mr. Eldridge pursuant to Section 8(c) of that certain Amended and Restated Employment Agreement, dated as of October 1, 2014, by and between the Company and Mr. Eldridge, (iii) a one-time cash transaction bonus equal to $151,124 and (iv) payment in respect of COBRA premiums. In addition, under the terms of the Separation Agreement, Mr. Eldridge agreed to terminate and cancel all of his outstanding stock options previously granted by the Company.

The foregoing description of the terms and conditions of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement, dated December 20, 2019, by and between Proteon Therapeutics, Inc. and George A. Eldridge

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proteon Therapeutics, Inc.

Date: December 23, 2019	By:	/s/ George A. Eldridge
George A. Eldridge
Senior Vice President & Chief Financial Officer